COMMON STOCK                                COMMON STOCK


NUMBER                                                                   SHARES

          CHEMFAB

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS
                                                             CUSIP 16361L 10 2

                              CHEMFAB CORPORATION

THIS CERTIFIES THAT


IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF Chemfab Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amemdments thereto, to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

CERTIFICATE OF STOCK                          CHEMFAB CORPORATION  1983 DELAWARE

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


 COUNTERSIGNED AND REGISTERED:
       AMERICAN STOCK TRANSFER & TRUST COMPANY
                   (NEW YORK, NY)

                                              /s/ Duane C. Montopoli  PRESIDENT
                                              ----------------------
       TRANSFER AGENT AND REGISTRAR

 BY
                    AUTHORIZED SIGNATURE      /s/ Moosa E. Moosa       SECRETARY
                                                  ------------------------

American Bank Note Company

(Reverse Side)

   The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM-as tenants in common        UNIF GIFT MIN ACT-_______Custodian_____
                                                              (Cust)    (Minor)
    TEN ENT -as tenants by the entireties                      under Uniform
    JT TEN  -as joint tenants with right of                    Gifts to Minors
             survivorship and not as tenants                   Act ___________
             in common                                             (State)

    Additional abbreviations may also be used though not in the above list.


For value received ________________ hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

          ______________________________

______________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF  ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________  Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated __________________________________



         _________________________________________________________________

NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

--------------------------------------------------------------------------------
       THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.